UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – December 16, 2004

(Date of earliest event reported)

PREMIER ENTERTAINMENT BILOXI LLC
and
PREMIER FINANCE BILOXI CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-114339	20-0495680 / 20-0495563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Lameuse St., Suite 104, Biloxi,	MS 39530
(Address of principal executive offices)	(Zip Code)

Area Code (228) 374-7625

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On December 15, 2004, Premier Entertainment Biloxi LLC issued a press release announcing an agreement entered into with RCSH Operations, LLC, d/b/a Ruth’s Chris Steakhouse. The full text of the press release is set forth in Exhibit 99.1 attached hereto and incorporated in this Report as if fully set forth.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits. The following exhibit is being filed herewith:

99.1                           Press Release dated December 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 2004	Premier Entertainment Biloxi LLC

	By:	/s/ Gregory J. Bosarge
Gregory J. Bosarge
Vice President and Chief Financial Officer